                                                                    EXHIBIT 10.3

                              AMENDMENT NO. 2 TO
                                LOAN AGREEMENT

          This Amendment No. 2 to Loan Agreement (this "Amendment"), dated as of April 29, 2001, is entered into with reference to the Loan Agreement (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement") dated as of October 31, 2000 among Korn/Ferry International a Delaware corporation ("Borrower"), each lender from time to time a party thereto (each a "Lender" and collectively, the "Lenders"), Bank of America, N.A., as Administrative Agent for itself and the other Lenders (in such capacity, the "Administrative Agent"). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement. Section references herein relate to the Loan Agreement unless otherwise stated.

          The parties hereto hereby agree as follows:

          1.  Section 6.15 - Foreign Subsidiaries. Section 6.15 is hereby
              -----------------------------------  ------------
amended and restated in full to read as follows:

              "6.15 Foreign Subsidiaries. So long as the conditions set forth in Section 8.3 shall not have been satisfied, for each time period set forth below, permit the sum of Cash, Cash Equivalents and marketable Securities held by the Foreign Subsidiaries, on a cumulative basis, to exceed the amount set forth opposite such time period:

                Time Period                             Maximum Permitted
                -----------                             -----------------

          Closing Date through and
          including August 1, 2001                           $ 80,000,000

          August 2, 2001 and thereafter                      $ 45,000,000"

          2.  Section 8.3 - Post Closing Conditions. Each of the parties hereto
              -------------------------------------
hereby agrees that (a) each of the conditions set forth in Section 8.3 of the
                                                           -----------
Loan Agreement shall be satisfied, in form and substance satisfactory to the Administrative Agent and the Lenders, on or prior to August 1, 2001 and (b) the failure to satisfy such conditions on or before such date shall constitute an Event of Default under the Loan Agreement.

          3.   Exhibit B - Compliance Certificate. The Compliance Certificate
               ----------------------------------
attached to the Loan Agreement as Exhibit B is hereby amended and restated in
                                  ---------
full in the form of Annex I attached to this Amendment.
                    -------

          4.   Effectiveness. This Amendment shall become effective on such date
               -------------
as the Administrative Agent shall have received duly executed counterparts of
(a) this Amendment and (b) Annex II attached hereto, each signed by each Party
                           --------
thereto, each of the which shall be in form and substance satisfactory to the Administrative Agent and the Lenders (the "Effective Date").

          5.   Representations and Warranties. Except (i) for representations
               ------------------------------
and warranties which expressly relate to a particular date or which are no longer true and correct as a result of a change permitted by the Loan Agreement or the other Loan Documents or (ii) as disclosed by Borrower and approved in writing by the Requisite Lenders, the Borrower hereby represents and warrants that each representation and warranty made by Borrower in Article 4 of the Loan
                                                          ---------
Agreement (other than Sections 4.6 and 4.10) are true and correct as of the date
                      ------------     ----
hereof as though such representations and warranties were made on and as of the date hereof. Without in any way limiting the foregoing, Borrower represents and warrants to the Administrative Agent and the Lenders that no Default or Event of Default has occurred and remains continuing or will result from the consents, waivers, amendments or transactions set forth herein or contemplated hereby.

          6.   Confirmation. In all respects, the terms of the Loan Agent and
               ------------
the other Loan Documents, in each case as amended hereby or by the documents referenced herein, are hereby confirmed.

          IN WITNESS WHEREOF, Borrower, the Administrative Agreement and the Lenders have executed this Agreement as of the date first set forth above by their duly authorized representatives.

                                        KORN/FERRY INTERNATIONAL, a
                                        Delaware corporation


                                        By:    /s/ Elizabeth S.C.S. Murray
                                           -------------------------------------
                                           Name:   Elizabeth S.C.S. Murray
                                           Title:  Executive Vice President &
                                                   Chief Financial Officer


                                        BANK OF AMERICA, N.A., as
                                        Administrative Agent and sole Lender


                                        By:  /s/ David J. Stassel
                                           -------------------------------------
                                           David J. Stassel, Vice President

                          ANNEX I TO AMENDMENT NO. 2
                          --------------------------

                                   EXHIBIT B
                                   ---------

                            COMPLIANCE CERTIFICATE
                            ----------------------

                          ANNEX II TO AMENDMENT NO. 2
                          ---------------------------

                    CONSENT AND REAFFIRMATION OF GUARANTOR

          The undersigned guarantor hereby consents to the execution, delivery and performance by Borrower and the Administrative Agent of the foregoing Amendment No. 2 to Loan Agreement ("Amendment No. 2"). In connection therewith, the undersigned expressly and knowingly reaffirms its liability under each of the Loan Documents to which it is a Party and expressly agrees (a) to be and remain liable under the terms of each such Loan Document and (b) that it has no defense, offset or counterclaim whatsoever against the Administrative Agent or the Lenders with respect to any such Loan Document.

          The undersigned further agrees that each Loan Document to which it is a Party shall remain in full force and effect and is hereby ratified and confirmed

          The undersigned further agrees that the execution of this Consent and Reaffirmation of Guarantor is not necessary for the continued validity and enforceability of any Loan Document to which it is a Party, but is executed to induce the Administrative Agent and the Lenders to approve of and otherwise enter into the Amendment No. 2.

          IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, has caused this Consent and Reaffirmation of Guarantor to be executed as of April 29, 2001.

KORN/FERRY INTERNATIONAL
FUTURESTEP, INC., a Delaware
corporation

By     /s/ Peter L. Dunn
   -----------------------------------
   Name:   Peter Dunn
   Title:  Vice Chair, General Counsel

                         ANNEX III TO AMENDMENT NO. 2
                         ----------------------------

                    CONSENT AND REAFFIRMATION OF GUARANTOR

          The undersigned guarantor hereby consents to the execution, delivery and performance by Borrower and the Administrative Agent of the forgoing Amendment No. 1 to Loan Agreement ("Amendment No. 1"). In connection therewith, the undersigned expressly and knowingly reaffirms its liability under each of the Loan Departments to which it is a Party and expressly agrees (a) to be and remain liable under the terms of each such Loan Document and (b) that it has no defense, offset or counterclaim whatsoever against the Administrative Agent or the Lenders with respect to any such Loan Document

          The undersigned further agrees that each Loan Document to which it is a Party shall remain in full force and effect and is hereby ratified and confirmed.

          The undersigned further agrees that the execution of this Consent and Reaffirmation of Guarantor is not necessary for the continued validity and enforceability of and Loan Document to which it is a Party, but is executed to induce the Administrative Agent and the Lenders to approve of and otherwise enter into the Amendment No. 1.

          IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, has caused this Consent and Reaffirmation of Guarantor to be executed as of January 30, 2001.

KORN/FERRY INTERNATIONAL
FUTURESTEP, INC., a Delaware
corporation

By     /s/ Peter L. Dunn
   ----------------------------------------
   Name:   Peter L. Dunn
   Title:  Vice Chair, General Counsel

                                     III-1